UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2026

JOCOM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56629	38-4177722
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit No. 11-1, Level 11, Tower 3, Avenue 3,

Bangsar South, No. 8 Jalan Kerinchi,
59200 KUALA LUMPUR, MALAYSIA

(Address of principal executive offices, including zip code)

+6012 5189937

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act ( 17 CFR 240. 14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JOCM	The OTC Market – Pink Sheet

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2026, the Board of Directors of JOCOM Holdings Corp. (the “Company”) approved certain changes to the Company’s executive officers and Board of Directors, effective as described below.

Departure of Executive Officers and Directors.

Effective August 6, 2026, at 12:00 p.m., Mr. LOKE WENG CHAN resigned from his positions as President, Secretary, Treasurer, Managing Director, and Director of the Company. His resignation was not the result of any disagreement with the Company regarding its operations, policies, or practices.

Effective August 6, 2026, at 12:00 p.m., Dr. JIMMY LOKE (LOKE YU) resigned from his positions as Chief Executive Officer and Chief Financial Officer of the Company. His resignation from these executive offices was not the result of any disagreement with the Company regarding the Company’s operations, policies, or practices.

Appointment of New Executive Officers and Directors.

CHAI KOK LEONG – President, Chief Executive Officer and Director

Effective August 6, 2026, at 12:01 p.m., Mr. CHAI KOK LEONG was appointed as the Company’s President, Chief Executive Officer, and a member of the Board of Directors. A copy of Mr. Chai’s appointment letter is filed herewith as Exhibit 10.1.

Mr. CHAI KOK LEONG, age 60, is a business leader with over two decades of experience in management, operations, and marketing, with a proven track record of scaling startups into global enterprises. A graduate of the Malaysia Institute of Art, he began his career as a commercial art lecturer before transitioning into entrepreneurship and investment. Since 2000, Mr. Chai has been actively involved as an angel investor, with investment experience spanning various sectors, including financial technology, healthcare, and education. He has contributed his expertise in strategic planning, business expansion, and operational development to support the growth of emerging companies and entrepreneurial ventures.

LOKE CHE CHAN – Chief Financial Officer, Treasurer, Chairman and Director

Effective August 6, 2026, at 12:01 p.m., Mr. LOKE CHE CHAN, alias GILBERT LOKE was appointed as the Company’s Chief Financial Officer, Treasurer, Chairman of the Board of Directors, and a member of the Board of Directors. A copy of Mr. Loke’s appointment letter is filed herewith as Exhibit 10.2.

Mr. GILBERT LOKE, age 71, is a finance professional with extensive experience in wealth management, corporate financial planning, mergers and acquisitions, investment strategy, and corporate governance. He is a co-founder, director and Chief Financial Officer of Greenpro Capital Corp. (Nasdaq: GRNQ). He is the Founder of the Association of Chartered Wealth Management and holds professional qualifications including Certified Financial Planner (Malaysia) (CFP), Hong Kong Institute of Certified Public Accountants (HKICPA), and Chartered Wealth Manager (ChWM). Mr. Gilbert Loke has held senior leadership roles in finance and investment-related organizations and has advised companies on strategic planning, business development, and corporate growth initiatives. His professional experience includes financial advisory and corporate strategy activities across Hong Kong and Malaysia.

TANG SHUNG CHING LOUIS – Chief Marketing Officer and Director

Effective August 6, 2026, at 12:01 p.m., Mr. TANG SHUNG CHING LOUIS was appointed as the Company’s Chief Marketing Officer and a member of the Board of Directors. A copy of Mr. Tang’s appointment letter is filed herewith as Exhibit 10.3.

Mr. LOUIS TANG, age 60, has over 40 years of experience in manufacturing, product development, branding, and business management. He began his career in 1985 in his family’s watch manufacturing business, where he gained experience in product design, manufacturing, and brand management. During his career, he was involved in the production of timepieces for internationally recognized brands, including Giorgio Armani, DKNY, Burberry, and Swatch. He also served as an Honorary Executive Committee Member of the Hong Kong Watch Manufacturers Association and was Joint Organizing Committee Chairman of the 2009 Hong Kong Watch & Clock Fair. In 2015, Mr. Tang co-founded AGILITY Group, focusing on the health and wellness industry. He has since been involved in the research, development, manufacturing, marketing, and commercialization of health-related products and automated vending solutions.

LOKE YU – Chief Strategy Officer

Effective August 6, 2026, at 12:01 p.m., Mr. LOKE YU, alias Dr. JIMMY LOKE was appointed as the Company’s Chief Strategy Officer. A copy of Dr. Jimmy Loke’s appointment letter is filed herewith as Exhibit 10.4.

Dr. Jimmy Loke, age 77, is a Fellow Chartered Accountant and holds a Doctor of Business Administration degree from the University of South Australia. He is a Fellow member of The Institute of Chartered Accountants in England and Wales and received his professional training in London.

Dr. Loke has over 50 years of professional experience in auditing, corporate governance, corporate advisory services, taxation, business valuation, mergers and acquisitions, corporate finance, initial public offerings, forensic investigations, management consulting, financial management, marketing, and project feasibility studies. Throughout his career, he has advised companies on corporate strategy, governance, and business development matters, and has served as an Independent Non-Executive Director of multiple public listed companies.

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Dr. Loke is the Founding President of the Malaysia Independent Non-Executive Director Association (MINED) and serves as a Council Member of the Asia Independent Non-Executive Director Association based in Hong Kong. He has developed extensive professional networks within the financial and business communities in Hong Kong and Malaysia.

ZHENG XIANG – Chief Technical Officer and Director

Effective August 6, 2026, at 12:01 p.m., Mr. ZHENG XIANG was appointed as the Company’s Chief Technical Officer and a member of the Board of Directors. A copy of Mr. Zheng’s appointment letter is filed herewith as Exhibit 10.5.

Mr. ZHENG XIANG, age 38, graduated from Shandong Agricultural University in 2011 with a degree in Plant Nutrition and Pest Control. He began his career in the agribusiness industry, where he gained experience in sales, production management, and agricultural product operations.

In 2019, Mr. Zheng joined a publicly listed pest control company, where he was involved in product development, integrated pest management, and marketing activities. In 2022, he founded a smart mosquito control technology company focused on the development and commercialization of intelligent pest management solutions. He has since been responsible for business development, product strategy, and international market expansion initiatives in the intelligent pest control sector.

Family Relationships

Mr. Gilbert Loke Che Chan, the Company’s Chief Financial Officer, Treasurer, Chairman of the Board of Directors, and Director, is the brother of Dr. Jimmy Loke (Loke Yu), the Company’s Chief Strategy Officer.

Other than the foregoing, there are no family relationships among the Company’s directors and executive officers required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Certain Relationships and Related Transactions

There are no arrangements or understandings between any of the newly appointed executive officers or directors and any other person pursuant to which such persons were appointed, other than as disclosed herein.

None of the newly appointed executive officers or directors is a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Compensation Arrangements

The compensation arrangements for the newly appointed executive officers and directors have not yet been determined. The Company will disclose any material employment agreements, compensation arrangements, equity awards, or other compensatory plans in accordance with applicable SEC reporting requirements.

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Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibit
10.1	Appointment Letter of Mr. Chai Kok Leong, dated August 6, 2026, as President, Chief Executive Officer, and Director.
10.2	Appointment Letter of Mr. Gilbert Loke Che Chan, dated August 6, 2026, as Chief Financial Officer, Treasurer, Chairman of the Board, and Director.
10.3	Appointment Letter of Mr. Tang Shung Ching Louis, dated August 6, 2026, as Chief Marketing Officer and Director.
10.4	Appointment Letter of Dr. Jimmy Loke, dated August 6, 2026, as Chief Strategy Officer.
10.5	Appointment Letter of Mr. Zheng Xiang, dated August 6, 2026, as Chief Technical Officer and Director.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 10, 2026

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
By:	CHAI KOK LEONG
Title:	President, Chief Executive Officer

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